UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders (the "Annual Meeting") of Intel Corporation (the "Company") held on May 6, 2025, a total of 3,328,455,208 shares of the Company's common stock were present or represented by proxy, representing 76.3% of the 4,360,591,639 shares outstanding as of the close of business on March 10, 2025, the record date for the determination of stockholders entitled to vote at the Annual Meeting.

The following are the voting results on the seven proposals considered and voted upon at the Annual Meeting, all of which were described in the Company's Proxy Statement filed with the U.S. Securities & Exchange Commission on March 27, 2025.

Proposal 1. Election of 11 Directors: All Directors Elected

Nominee	For	Against	Abstain	Broker Non-Votes
James J. Goetz	2,388,356,888	90,329,450	9,177,411	840,591,459
Andrea J. Goldsmith	2,380,271,725	96,819,172	10,772,852	840,591,459
Alyssa H. Henry	2,351,372,374	125,859,687	10,631,688	840,591,459
Eric Meurice	2,407,814,377	71,287,760	8,761,612	840,591,459
Barbara G. Novick	2,307,038,851	172,013,320	8,811,578	840,591,459
Steve Sanghi	2,198,708,636	280,011,737	9,143,376	840,591,459
Gregory D. Smith	2,418,847,926	59,583,223	9,432,600	840,591,459
Stacy J. Smith	2,247,162,871	232,148,787	8,552,091	840,591,459
Lip-Bu Tan	2,409,291,901	70,284,515	8,287,333	840,591,459
Dion J. Weisler	2,315,503,160	163,273,694	9,086,895	840,591,459
Frank D. Yeary	2,341,834,175	137,533,593	8,495,981	840,591,459

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm: Approved

For	Against	Abstain	Broker Non-Votes
3,033,828,831	273,857,384	20,768,993	—

Proposal 3. Advisory Vote on Executive Compensation (Say-On-Pay): Approved

For	Against	Abstain	Broker Non-Votes
1,787,776,062	686,067,422	14,020,265	840,591,459

Proposal 4. Approval of Amendment and Restatement of the 2006 Equity Incentive Plan: Approved

For	Against	Abstain	Broker Non-Votes
1,892,867,816	580,781,243	14,214,690	840,591,459

Proposal 5. Stockholder Proposal Requesting a Report on an Ethical Impact Assessment: Not Approved

For	Against	Abstain	Broker Non-Votes
235,770,360	2,208,866,958	43,226,431	840,591,459

Proposal 6. Stockholder Proposal Requesting a Report on Charitable Giving: Not Approved

For	Against	Abstain	Broker Non-Votes
44,687,364	2,421,564,486	21,611,899	840,591,459

Proposal 7. Stockholder Proposal Requesting a Shareholder Right to Act by Written Consent: Not Approved

For	Against	Abstain	Broker Non-Votes
760,707,787	1,700,526,856	26,629,106	840,591,459

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	May 8, 2025	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and Chief Legal Officer